UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549




                          FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13, or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) October 14, 1997
(September 30, 1997)




                 AREA BANCSHARES CORPORATION
 (Exact name of registrant as specified in its charter)



Kentucky                    0-26032                  61-0902343
(State or other       (Commission File Number)      (IRS Employer
jurisdiction of                                   Identification No.)
incorporation)



230 Frederica Street, Owensboro, KY                        42301
(Address of principal executive office)                  (Zip code)


Registrant's telephone number, including area code:  (502) 926-3232





                                 Not Applicable
      (Former name or former address, if changed since last report)




                      The Current Report consists of 3 pages.
                      The exhibit index is located on page 2.

Item 2.   Acquisition and Disposition of Assets

          On September 30, 1997, Area Bancshares Corporation ("Area") of Owensboro, Kentucky acquired 100% of the
          outstanding   shares  of common  stock   of   Cardinal
          Bancshares, Inc. ("Cardinal"), in a merger transaction. In the transaction, accounted for as a pooling of interests, Cardinal shareholders received 2.7391 shares of Area common stock for each one share of Cardinal common stock held. Cardinal's business is conducted primarily through its four bank subsidiaries, The Vine Street Trust Company, HNB Bank, First & Peoples Bank,
          The   Jefferson   Banking Company,  and   its   thrift
          subsidiary, Alliance Bank. All of Cardinal's banking subsidiaries and its thrift subsidiary operate within the state of Kentucky. As a result of the share exchange, Area will issue approximately 4,200,519 shares of common stock with no long-term debt being
          incurred.     The   physical  assets   of   Cardinal's
          subsidiaries will continue to be used by them for general banking purposes.


Item 7.   Financial Statements and Exhibits

          (4) Financial statements required by this item will be filed by amendment no later than December 15, 1997 (60 days after the date that the initial report must be filed).

          C.  Exhibits

          2.   Agreement and Plan of Reorganization, dated May 1,
               1997 between Area Bancshares Corporation and Cardinal Bancshares, Inc. (1)

          4. Proxy statement mailed to shareholders of Area Bancshares Corporation on or about August 13, 1997. (2)



         (1) Incorporated by reference to Exhibit 1 to the registration statement of Form S-4 filed with the commission on June 17, 1997. (File No. 333-29385)

         (2) Incorporated by reference to the registration statement on Form S-4 filed with the Commission on June 17, 1997. (File No. 333-29385)

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Area Bancshares Corporation

DATE:  October 14, 1997            By: /s/Thomas R.Brumley
                                       -----------------------------------
                                        Thomas R. Brumley
                                        President & Chief Executive Officer
                                        (Principal Executive Officer)



                                   By: /s/John A. Ray
                                       -----------------------------------
                                       John A. Ray
                                       Executive Vice President &
                                       Chief Financial Officer
                                       (Principal Financial Officer)


                                   By: /s/ Gary R. White
                                       -----------------------------------
                                       Gary R. White
                                       Vice President, Controller
                                       (Principal Accounting Officer)